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                                                                   Exhibit 10.3

                                    AGREEMENT

         AGREEMENT ("Agreement"), dated as of December 29, 1997, by and between TRANSMEDIA NETWORK INC., a Delaware corporation with its principal office at 11900 Biscayne Boulevard, North Miami, Florida 33181 (the "Company"), and MELVIN CHASEN residing at 2800 Island Boulevard, Apartment 1401, Williams Island, Florida 33160 (the "Executive").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Company and the Executive entered into an Amended and Restated Employment Agreement (the "Employment Agreement"), dated as of November 15, 1996, which they wish to amend in certain respects, and an Amended and Restated Consulting Agreement (the "Consulting Agreement") dated as of November 15, 1996, which they wish to terminate.

         NOW, THEREFORE, the parties agree as follows:

         1.       Amendment to Employment Agreement.  (a)  Section 2 of the
                  ----------------------------------
Employment Agreement is amended to read in its entirety:

           "The term of this Agreement shall be for the period commencing October 7, 1994 and ending on September 15, 1998 (the "Term"), unless earlier terminated as provided herein."

           (b) At the request of the Board of Directors of the Company at any time prior to September 15, 1998, the Executive shall resign as Chairman of the Board of Directors, President and Chief Executive Officer. In the event the Executive delivers his resignation as Chairman of the Board of Directors, President and Chief Executive Officer pursuant to the request of the Board of Directors of the Company, the Employment Agreement, and the Executive's compensation and benefits thereunder, will continue in accordance with its terms as amended by this Agreement.

           (c) Section 10 of the Employment Agreement is hereby deleted.

         2.       Consulting Agreement and Restrictions.  (a)  The Consulting
                  --------------------------------------
Agreement is hereby terminated.

           (b) The Executive agrees for a period of five (5) years following the termination of the Employment Agreement ("Restricted Period"), without the

                              (Page 5 of 16 Pages)
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Company's consent, that he will not (i) directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or be a director, officer, partner, stockholder or employee of, or an executive to, any business, firm, organization or corporation located or doing business in the Restricted Area (as defined below) which (A) is engaging in financing restaurant advertising or equipment or providing restaurant discounts to members of its programs or (B) directly or indirectly competes with any other business of the Company or any of its subsidiaries conducted at any time during the term of the Employment Agreement; or (ii) interfere with, or divert or attempt to divert the benefits of, any relationship with employees, agents, suppliers, restaurant clients, membership card holders or other customers maintained by the Company and its subsidiaries at any time during the Restricted Period. For purposes hereof, "Restricted Area" means any geographical market in or with respect to which the Company, within twelve months prior to the commencement of the Restricted Period, is then operating or has taken significant affirmative steps to commence operations. Nothing in this Section 2(b) will prevent the Executive from owning or dealing in any stock actively traded over-the-counter or on any recognized exchange and issued by a corporation which may compete directly or indirectly with the Company and its subsidiaries so long as the Executive does not participate in the management, control, or operations of any such corporation and the Executive's holdings do not at any time exceed five percent (5%) of the outstanding shares of any class of stock of such corporation.

           (c) The Executive agrees that all confidential and proprietary matters which he may now have or may obtain during the term of his employment hereunder relating in any way to the business of the Company and its subsidiaries will not be disclosed to any other person, either during or after the termination of his employment, unless the Company has given its prior consent to such disclosure or such disclosure is a necessary incident to transactions which the Executive is pursuing in accordance with duties delegated to him by the Company's Board of Directors. The Executive will promptly return all tangible evidence of such confidential and proprietary matters to the Company at the termination of his employment or upon the Company's earlier request.

           (d) The Executive acknowledges that the remedy at law for his breach of the covenants contained in Section 2(b) is inadequate, and that therefore the Company and its subsidiaries will be entitled, in addition to any other right or remedy available to them, to injunctive relief and the remedy of specific performance to restrain the Executive from committing or continuing any such breach and to enforce the Executive's obligations hereunder.

           (e) If any court or tribunal of competent jurisdiction will refuse to enforce any or all of the provisions of Section 2(b), because individually or taken

                              (Page 6 of 16 Pages)

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together, they are deemed unreasonable, then the parties hereto understand and agree that any such provision or provisions will not be void but for the purpose of such proceedings, will be revised to the extent necessary to permit the enforcement of such provisions.

           (f) The Company agrees to indemnify and hold harmless the Executive from and against, and to reimburse the Executive on demand, with respect to any and all losses, damages, liabilities, claims, cost and expenses, including reasonable attorneys' fees (collectively, "Losses") incurred by the Executive, by reason of or arising out of or in connection with the performance of the Executive's duties for the Company other than for Losses incurred as a result of acts constituting willful misconduct or gross negligence.

         3.   Consideration. In consideration of Section 2(b) and in
              --------------
satisfaction of all other amounts payable to the Executive under the Employment Agreement and the Consulting Agreement, the Executive will receive the following (subject to appropriate withholding in each case):

           (a) The Company will pay the Executive Two Million Seven Hundred and Fifty Thousand Dollars ($2,750,000) in cash on or before December 31, 1997.

           (b) All stock options heretofore granted by the Company to the Executive which are not vested will vest as of the termination of his Employment Agreement and all stock options which the Executive has as of such termination will be exercisable to and including December 31, 1998.

           (c) The Company will provide medical, health and hospitalization insurance coverage for the Executive and his wife for their respective lives commensurate with the medical, health and hospitalization insurance coverage they are currently receiving.

           (d) The Executive's indebtedness to the Company for One Hundred Thirty-four Thousand and Nine Hundred Dollars ($134,900) is hereby satisfied and canceled.

           (e) Prior to the expiration of the lease for the automobile which the Executive currently uses, the Company will purchase, and pay all taxes and charges on such purchase, a new automobile for the Executive comparable to the style and quality of the car the Executive currently uses.

           (f) The Company will reimburse the Executive for the reasonable legal and accounting expenses he incurred in connection with the negotiation and execution of this Agreement.

                              (Page 7 of 16 Pages)

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         4.  Release. Coincident with the execution of this Agreement and
             --------
as inducement for the Company to enter into this Agreement, the Executive is executing and delivering to the Company a Release in the form of Exhibit A attached hereto. Upon the termination of the Employment Agreement, the Executive shall execute and deliver to the Company a Release substantially in the form of Exhibit A dated as of the date of such termination.

         5.  Notices. Any notices to be given hereunder will be deemed to
             --------
have been given if delivered personally against receipt, if sent by nationally recognized overnight delivery service, or if mailed by registered or certified mail, return receipt requested, to the following address: if to the Company, at 11900 Biscayne Boulevard, Miami, Florida 33181, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, to the attention of Stephen P. Farrell, Esq.; and if to the Executive, at 2800 Island Boulevard, Apartment 1401, Williams Island, Florida 33160. Either party may change his or her address set forth above by giving written notice to the other party in accordance with this Section.

         6.  Governing Law. This Agreement will be governed by and
             --------------
construed and enforced in accordance with the laws of the State of New York.

         7.  Captions. The captions of the sections of this Agreement are
             ---------
for the purpose of convenience only, are not intended to be part of this Agreement and will not be deemed to modify, explain, enlarge or restrict any of its provisions.

         8.  Severability. If any clause or provision of this
             -------------
Agreement will be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability will attach only to such clause or provision, or part thereof, in such jurisdiction, and will not in any manner affect any other clause or provision hereof in any jurisdiction.

         9.  Binding Effect; Assignment. This Agreement will bind and inure to
             ---------------------------
the benefit of the respective heirs, representatives, successors, and assigns of the Company and the Executive.

         10. Miscellaneous. This Agreement embodies the entire
             --------------
understanding between the Company and the Executive with respect to its subject matter, and there is no extrinsic agreement of any kind affecting it. This Agreement also supersedes and replaces any prior agreement with respect to the subject matter of this Agreement. This Agreement may not be changed or terminated orally, and no change, termination or waiver of this Agreement or of any of the provisions herein contained will be binding unless made in writing and signed by the party against whom the same is sought to be enforced.

                              (Page 8 of 16 Pages)

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         11. Counterparts. This Agreement may be executed in counterparts,
             -------------
each of which will be deemed an original and all of which together will constitute one and the same instrument.

                                   [Signature Page to Follow]



                              (Page 9 of 16 Pages)

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                         TRANSMEDIA NETWORK INC.

                                         By: /s/ Stephen E. Lerch
                                             ---------------------------
                                             Name: Stephen E. Lerch
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                              /s/ Melvin Chasen
                                             ---------------------------
                                               Melvin Chasen


                              (Page 10 of 16 Pages)

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Exhibit A
---------
                                     RELEASE
                                     -------

         For good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the undersigned, Melvin Chasen, hereby WAIVES, RELEASES AND COVENANTS NOT TO SUE Transmedia Network Inc. (the "Company"), a Delaware corporation, and the Releasees (as defined below) with respect to, and IRREVOCABLY AND UNCONDITIONALLY RELEASES, REMISES AND FOREVER DISCHARGES the Company and the Releasees from, any and all claims, agreements, promises, liabilities, rights, demands and causes of action of any kind whatsoever, in law or equity, whether known or unknown, suspected or unsuspected, fixed or contingent, apparent or concealed which he or his heirs, executors, administrators, successors or assigns ever had or now have against the Company or the Releasees and its past, present and future parents, subsidiaries, affiliates, predecessors, successors and assigns; and its and their past, present and future stockholders, directors, officers, agents, representatives and employees (collectively, the "Releasees"), for, upon, or by reason of any matter, cause or thing whatsoever occurring on or prior to the date of this Release, including, without limitation, any and all claims arising out of or relating to his employment, compensation and benefits with the Company, and/or the termination thereof, and claims for related costs, expenses and attorneys' fees,


                              (Page 11 of 16 Pages)

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INCLUDING WITHOUT LIMITATION, ANY AND ALL CLAIMS AND RIGHTS UNDER THE AGE
DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED; TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE AMERICANS WITH DISABILITIES ACT, AS AMENDED; THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, AS AMENDED; THE NEW YORK STATE EXECUTIVE LAW, AS AMENDED; THE FLORIDA STATE CIVIL RIGHTS ACT OF 1992; AND THE

DADE COUNTY, FLORIDA EQUAL OPPORTUNITY ORDINANCE, except for (1) claims under the Amended and Restated Agreement (the "Employment Agreement"), dated as of November 15, 1996, as amended, between the Company and the undersigned, and the Agreement (the "Agreement"), dated as of December 29, 1997, between the Company and the undersigned, (2) claims for indemnification, contribution or reimbursement to which the undersigned may be entitled as a director, officer and employee of the Company and its predecessors, (3) options and rights to purchase Common Stock of the Company heretofore granted to the undersigned (the "Stock Options"), and (4) retirement and similar benefits to which he is entitled as an employee of the Company. The undersigned understands and agrees that other than (1) as set forth in the Employment Agreement and the Agreement, and (2) claims for indemnification, contribution and reimbursement to which he may be entitled as a director, officer and employee of the Company and its predecessors, he will not receive any compensation, payments or benefits of any kind from the

                              (Page 12 of 16 Pages)

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Company or the Releasees and he expressly acknowledges and agrees that he is not entitled and has no right to any such additional compensation, payment or benefit.

This Release may be specifically enforced in Court and may be used as evidence in any proceeding in which any of the parties allege a breach hereof. In the event any proceeding is brought to interpret, enforce or obtain relief from a breach of this Release, the prevailing party shall recover all such party's costs, expenses and attorneys' fees incurred in each and every such proceeding, including any and all appeals therefrom.

This Release shall be subject to, governed by and interpreted in accordance with the laws of the State of Florida. The federal and state courts of Florida shall have exclusive jurisdiction to resolve any dispute concerning this Release and both parties hereby agree to submit to the jurisdiction of such courts for such purpose. This Release, the Employment Agreement, the Agreement and the Stock Options contain the entire agreement between the parties and supersede and terminate any and all previous agreements between them, whether written or oral, with respect to the subject matter thereof. All prior and contemporaneous discussions and negotiations have been and are merged and integrated into, and are superseded by, this Release, the Employment Agreement, the Agreement and the Stock Options. This Release may not be changed orally. In the event any provision of this Release shall be held to be unenforceable, the remaining portions shall remain in full force

                              (Page 13 of 16 Pages)

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and effect. This Release shall be binding upon the undersigned and his heirs, administrators, representatives, executors, and assigns. The undersigned agrees that by retaining the payment provided in the Agreement, he will have ratified this Release and therefore may not later renounce it.


If this Release is acceptable to the undersigned, he should indicate his agreement by signing and dating this Release in the space provided below and returning the signed Release to the Company. THE UNDERSIGNED WILL THEN BE PERMITTED TO REVOKE THIS RELEASE AT ANY TIME DURING THE PERIOD OF SEVEN DAYS IMMEDIATELY AFTER HE SIGNS THIS RELEASE. THIS RELEASE WILL NOT BE EFFECTIVE OR ENFORCEABLE UNTIL THE SEVEN-DAY REVOCATION PERIOD HAS EXPIRED WITHOUT HIS HAVING EXERCISED HIS RIGHT OF REVOCATION. In the event he fails to execute and return this Release on a timely basis, or he execute and then elects to revoke this Release, this Release will be of no further force and effect, and neither he nor the Company will have any further rights or obligations under this Release.

BY SIGNING THIS RELEASE, HE ACKNOWLEDGES AND AFFIRMS THAT HE IS COMPETENT, THAT HE WAS AFFORDED A SUFFICIENT TIME PERIOD TO REVIEW AND CONSIDER THIS RELEASE, THAT HE WAS ADVISED TO DO SO BY AN ATTORNEY OF HIS CHOICE, THAT HE HAS


                              (Page 14 of 16 Pages)
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READ AND UNDERSTANDS AND ACCEPTS THIS RELEASE, AS FULLY AND FINALLY WAIVING AND
RELEASING ANY AND ALL CLAIMS AND RIGHTS WHICH HE MAY HAVE AGAINST THE COMPANY, THAT NO PROMISES OR INDUCEMENTS HAVE BEEN MADE TO HIM EXCEPT AS SET FORTH IN THIS RELEASE, THE EMPLOYMENT AGREEMENT AND THE AGREEMENT, AND THAT HE HAS SIGNED THIS RELEASE, FREELY, KNOWINGLY AND VOLUNTARILY, INTENDING TO BE LEGALLY BOUND BY ITS TERMS.

                              (Page 15 of 16 Pages)

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         IN WITNESS WHEREOF, I have signed and sealed this Agreement this 29th day of December, 1997.



-------------------------                            -----------------------
Melvin Chasen                                        (Print Witness Name)




-------------------------                            -----------------------
(Employee Signature)                                 (Witness Signature)

                              (Page 16 of 16 Pages)